LIQUIDATION ACCOUNT	12 Months Ended
Dec. 31, 2011
Liquidation Account
LIQUIDATION ACCOUNT

NOTE 18 - LIQUIDATION ACCOUNT

As required by current regulations, a liquidation account in the amount of $20.7 million was established in conjunction with our 2006 mutual to stock conversion.

As a result, each eligible account holder or supplemental account holder is entitled to a proportionate share of this account in the unlikely event of a complete liquidation of the Bank, and only in such event. This share will be reduced if the eligible account holder’s or supplemental account holder’s deposit balance falls below the amounts on the date of record and will cease to exist if the account is closed. The liquidation account will never be increased despite any increase after conversion in the related deposit balance. The Bank may not declare, pay a dividend on, or repurchase any of its capital stock of the Bank, if the effect thereof would cause retained earnings to be reduced below the liquidation account amount or regulatory capital requirements. Due to various natural events, such as death, relocation, and general attrition of accounts, the balance in the liquidation account has been reduced to $3.4 million at December 31, 2011.